Exhibit 10.17

Explanatory Note: The body of this document was previously filed with the SEC, as indicated in the Exhibit Index. What follows are additional schedules and/or exhibits to that document that were not included in the original filing.

Schedule 3.15

Capitalization and Subsidiaries

Schedule 3.15 is hereby supplemented with the information set forth below:

Owner	Subsidiary	Ownership Interest	Subsidiary Jurisdiction of Organization/Type of Entity	Number of Authorized Shares/Interests	Number of Outstanding Shares/Interests
Cellu Tissue Holdings, Inc.	Cellu Tissue-CityForest LLC	100%	Minnesota (limited liability company)	N/A	N/A; Sole Member